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                                                                   EXHIBIT 99.15

          FIRST AMENDMENT TO REAL PROPERTY PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT dated as of October 15, 2002 (this "Amendment") to Real Property Purchase and Sale Agreement dated as of July 26, 2002 (the "Agreement"), is entered into by and among Williams Headquarters Building Company, a Delaware corporation ("Seller"), Williams Technology Center, LLC, a Delaware limited liability company ("Purchaser"), Williams Communications, LLC, a Delaware limited liability company ("WCL"), Williams Communications Group, Inc., a Delaware corporation ("Communications"), Williams Aircraft Leasing, LLC, a Delaware limited liability company ("WAL"), WilTel Communications Group, Inc., a Nevada corporation ("New WCG"), Williams Aircraft, Inc., a Delaware corporation ("WAI") and CG Austria, Inc., a Delaware corporation ("CG Austria"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement (as amended by the Amendment).

         WHEREAS, the parties have agreed to modify the provisions relating to the payment of the Purchase Price and certain other provisions of the Agreement pursuant to the terms of this Amendment;

         WHEREAS, Communications and its subsidiary, CG Austria, Inc., a Delaware corporation, filed voluntary petitions on April 22, 2002 for relief pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the "Bankruptcy Code"), which cases are pending in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and procedurally consolidated under Case No. 02-11957; and

         WHEREAS, pursuant to and in connection with the Second Amended Joint Chapter 11 Plan of Reorganization of Communications and CG Austria, Inc., a Delaware corporation ("CG Austria") dated August 12, 2002, filed with the U.S. Bankruptcy Court for the Southern District of the State of New York (the "Plan") and the Escrow Agreement (hereinafter defined), the parties hereto have determined to amend the Agreement to consummate the Plan and the transactions contemplated thereby and in connection therewith allow New WCG, the successor entity to Communications created pursuant to and in accordance with the Plan, and WAI to become parties to the Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

         1. Section 1.01 of the Agreement is hereby amended by deleting the defined term "Purchase Money Note" set forth therein and substituting in lieu thereof the defined term "Purchase Money Notes" as follows:

                  "Purchase Money Notes" shall mean the collective reference to the Long Term Note and the Short Term Note, each of which shall be secured by the Purchase Money Mortgage and the Pledge Agreement.

         2. Section 1.01 of the Agreement is hereby amended by adding the following defined terms thereto:

                  "Administrative Services Agreement" shall mean the Amended and Restated Administrative Services Agreement dated as of April 23, 2001, between TWC and



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                  Communications, as amended, restated, supplemented or
                  otherwise modified from time to time.

                  "Agreement for Resolution of Continuing Contract Disputes" shall mean the Agreement for the Resolution of Continuing Contract Disputes dated as of July 26, 2002, among TWC, Communications and WCL, as amended, restated, supplemented or otherwise modified from time to time.

                  "Aircraft Refinancing Net Cash Proceeds" shall have the meaning specified in Section 2.08(b).

                  "Australian Legal Opinion" shall mean an opinion of Atanaskovic Hartnell addressed to Seller and its successors and assigns dated as of the Closing Date, opining as to the enforceability of the Equitable Mortgage, the perfection of the security interest granted thereby and such other matters incident to the Transactions contemplated by the Equitable Mortgage and the Pledge Agreement, which shall be in form and substance reasonably satisfactory to Seller.

                  "Building Purchase Escrowee" means Lawyers Title Insurance Corporation, acting in the capacity of title insurance company pursuant to the Title Instruction Letter.

                  "Building Purchase Closing Documents" means the collective reference to the Company Building Purchase Closing Documents and the TWC Building Purchase Closing Documents.

                  "CG Austria" shall mean CG Austria, Inc., a Delaware corporation.

                  "Company Building Purchase Closing Documents" shall have the meaning specified in the Escrow Agreement.

                  "Equitable Mortgage" means that certain Second Equitable Mortgage of Shares dated as of October 15, 2002, executed by CG Austria in favor of Seller, as amended, restated, supplemented or otherwise modified from time to time.

                  "Escrow Agent" shall mean The Bank of New York, a New York banking corporation.

                  "Escrow Agreement" shall mean the Escrow Agreement dated as of October 15, 2002, among New WCG, TWC, Leucadia and the Escrow Agent, as amended, restated, supplemented or otherwise modified from time to time.

                  "Escrow Period" shall mean the period between (a) October 15, 2002 and (b) the earlier of (i) the Escrow Period Termination Date or (ii) the Escrow Period Breakage Date.

                  "Escrow Period Breakage Date" shall mean any date on which the Escrow Period terminates other than as a result of the occurrence of an Escrow Period Termination Date.

                  "Escrow Period Purchase Agreement Default" shall mean the occurrence and continuance of one or more of the following during the Escrow Period (in each case taking into account any grace period or grace periods specified in Section 7.07 (b) of this Agreement (which shall be applicable in all respects during the Escrow Period): (a) the breach or



                                       2
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                  violation of any representation or warranty under Article III of this Agreement; (b) the breach of or violation of any covenant under Article IV of this Agreement; or (c) the breach of any term or provision specified in Section 5.03 of this Agreement.

                  "Escrow Period Differential" shall have the meaning specified in Section 2.08 of this Agreement.

                  "Escrow Period Termination Date" shall mean the date on which the Building Purchase Closing Documents are released by the Escrow Agent pursuant to and in accordance with Section 4 of the Escrow Agreement.

                  "Intercreditor Agreement (Mortgage)" shall mean that certain Intercreditor and Subordination Agreement (Mortgaged Property) dated as of October 15, 2002, by and between Seller and the Bank Agent, as amended, restated, supplemented or otherwise modified from time to time, relating to the Purchase Money Mortgage.

                  "Intercreditor Agreement (Pledge Agreement)" shall mean that certain Intercreditor and Subordination Agreement (PowerTel Collateral) dated as of October 15, 2002, by and between Seller and the Bank Agent, as amended, restated, supplemented or otherwise modified from time to time, relating to the Pledge Agreement, in the form attached hereto as Exhibit 8.

                  "Intercreditor Agreements" shall mean the collective reference to the Intercreditor Agreement (Pledge Agreement) and the Intercreditor Agreement (Mortgage).

                  "Jones Day Legal Opinion" shall mean an opinion of Jones, Day, Reavis & Pogue reasonably satisfactory to Seller addressed to Seller dated as of the Closing Date, opining as to the organization and good standing of Purchaser, WCL and CG Austria in the State of Delaware, authorization of the execution, delivery and performance by Purchaser and WCL of the Purchase Money Notes, authorization of the execution and delivery by Purchaser of the Purchase Money Mortgage and authorization of the execution and delivery by CG Austria of the Pledge Agreement, and the execution and delivery of the Pledge Agreement by, and the enforceability of the Pledge Agreement against, CG Austria and such other matters incident to the Transactions contemplated herein, which shall be in form and substance reasonably satisfactory to Seller.

                  "Leucadia" shall mean Leucadia National Corporation, a New York corporation.

                  "Loan Documents" shall have the meaning specified in the WCG Bank Facility.

                  "Long Term Note" shall have the meaning provided in Section 2.02(b) of this Agreement.

                  "New WCG" shall mean WilTel Communications Group, Inc., a Nevada corporation, the successor entity to Communications created pursuant to the Plan.

                  "New WCG Legal Opinion" shall mean an opinion of Jones Vargas addressed to Seller dated as of the Closing Date, opining as to the incorporation, existence and good standing of New WCG under the laws of the State of Nevada, authorization of the execution and delivery by New WCG of the Purchase Money Notes, and such other matters incident to



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                  the Transactions contemplated herein, which shall be in form and substance reasonably satisfactory to Seller.

                  "Plan" shall mean the Second Amended Joint Chapter 11 Plan of Reorganization of Communications and CG Austria dated August 12, 2002, filed with the U.S. Bankruptcy Court for the Southern District of the State of New York, as may be amended, supplemented or otherwise modified from time to time.

                  "Pledge Agreement" shall mean that certain Pledge Agreement dated as of October 15, 2002, made by CG Austria in favor of Seller at Closing (as amended, restated, supplemented or otherwise modified from time to time), including the Acknowledgment, Consent and Agreement attached thereto, in form attached hereto as Exhibit 9 pursuant to which (a) CG Austria shall pledge and grant a security interest in all of its right, title and interest in and to the Pledged Shares and certain related collateral to Seller, in form and substance mutually satisfactory to Purchaser and Seller, provided that any such liens and security interest shall be expressly junior and subordinate to the liens and security interests granted by CG Austria to the Bank Agent pursuant to the terms thereof and shall be subject to the Intercreditor Agreement (Pledge Agreement); and (b) CG Austria shall agree to cause WCP to amend its organizational documents or to enter into other agreements and documents to make WCP a "special purpose entity", the purpose and activities of which shall be limited to owning the stock of PowerTel and to conduct activities necessary or appropriate in connection with such ownership.

                  "Pledged Shares" shall mean 66% of the beneficial interests of WCP.

                  "PowerTel" shall mean PowerTel Limited (f/k/a Spectrum Network Systems Limited) (ACN 001 760 103), a corporation organized and existing under the laws of Australia.

                  "Purchase Agreement" shall mean the Agreement of Purchase and Sale dated as of September 13, 2001 among Williams Technology Center, LLC, a Delaware limited liability company, as "Seller", Williams Headquarters Building Company, a Delaware corporation, as "Purchaser", and Williams Communications, LLC, a Delaware limited liability company, as "Guarantor", as amended, restated, supplemented or otherwise modified from time to time.

                  "Sale Leaseback Default" shall mean the occurrence and continuance of any "Event of Default" specified in the defined term "Event of Default" (as such term is defined in the Master Lease or in any Sale Leaseback Transaction Document or any default or event of default under, or any breach or violation of any term or provision of, any Sale Leaseback Transaction Document (in each case after taking into account any applicable grace period or grace periods).

                  "Sale Leaseback Transaction Documents" shall mean the Master Lease and the Aircraft Dry Leases, as any of the foregoing may have been amended, restated, supplemented or otherwise modified through and including the Closing Date and as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time following the Closing Date.

                  "Second Mortgage" shall mean that certain Second Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of



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                  October 15, 2002, made by Purchaser in favor of the Bank Agent for the benefit of the Lenders, as amended, restated, supplemented or otherwise modified from time to time, pursuant to which Purchaser shall grant mortgage liens and security interests in all of its right, title and interest in certain of the Acquired Assets and related collateral to the Bank
                  Agent for the benefit of the Lenders, provided that any such liens and security interest shall be expressly junior and subordinate to the liens and security interests granted by Purchaser to the Seller in the Mortgaged Property (as such term is defined in the Purchase Money Mortgage) and related collateral pursuant to the terms thereof and shall be subject to the Intercreditor Agreement (Mortgage).

                  "Side Letter" means that certain Letter Agreement dated as of October 15, 2002, among Seller, Purchaser, WCL and New WCG, with respect to the Purchase Money Mortgage, in the form attached hereto as Exhibit E.

                  "Termination Statements" shall mean UCC financing statement amendments prepared for filing under the Uniform Commercial Code of each jurisdiction as may be necessary to terminate the security interests and liens in favor of Seller created pursuant to and in accordance with the Master Lease.

                  "Title Instruction Letter" shall mean that Title Instruction Letter dated as of October 15, 2002, issued to the Building Purchase Escrowee, among Purchaser, Seller, Building Purchase Escrowee and the Bank Agent, as amended, supplemented or otherwise modified from time to time.

                  "Title Policies" shall have the meaning specified in the Title Instruction Letter.

                  "TWC Building Purchase Closing Documents" shall have the meaning specified in the Escrow Agreement.

                  "TWC Party" shall mean TWC, Seller, WAL, WAI and any of their respective subsidiaries and Affiliates.

                  "WCG Party" shall mean New WCG, Communications, WCL, Purchaser and any of their respective subsidiaries and Affiliates.

                  "Williams Aircraft Leasing Transfer Agreement" shall mean the Membership Interest Purchase Agreement, between WAI, as "Seller", and WCL, as "Purchaser", in the form attached hereto as Exhibit F.

                  "Williams Aircraft Leasing Transfer Documents" shall mean the Williams Aircraft Leasing Transfer Agreement and all other agreements, instruments, documents, and certificates required or reasonably requested by Purchaser or WCL in connection therewith.

                  "WAI" shall mean Williams Aircraft, Inc., a Delaware corporation, and the sole member of Williams Aircraft Leasing, LLC, a Delaware limited liability company.

                  "WAL" shall mean Williams Aircraft Leasing, LLC, a Delaware limited liability company.



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

                  "WCP" shall mean WilTel Communications Pty Limited (ACN 081 547 042), a corporation organized and existing under the laws of Australia.

         3. Section 1.01 of the Agreement is hereby amended by deleting the defined term "Cash Portion of the Purchase Price" therein in its entirety.

         4. Section 1.01 of the Agreement is hereby amended by amending and restating the defined term "Financing Statements" in full to read as follows:

                  "Financing Statements" shall mean UCC-1 financing statements for filing under the Uniform Commercial Code of each jurisdiction as may be necessary or, in the reasonable opinion of Seller, desirable to perfect the security interest created by the Purchase Money Mortgage and the Pledge Agreement.

         5. Section 1.01 of the Agreement is hereby amended by amending and restating the defined term "Purchase Money Mortgage" in full to read as follows:

                  "Purchase Money Mortgage" shall mean the Mortgage With Power of Sale, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, to be granted at Closing by Purchaser in favor of Seller in a form reasonably acceptable to each of Purchaser and Seller.

         6. Section 1.01 of the Agreement is hereby amended by amending and restating the defined term "WCG Bank Facility" in full to read as follows:

                  "WCG Bank Facility" shall mean the Second Amended and Restated Credit and Guaranty Agreement dated as of September 8, 1999, as amended and restated as of April 25, 2001, and as further amended and restated as of October 15, 2002, among WCL, as "Borrower", New WCG and the other Guarantors referred to therein, the Lenders referred to therein, the Bank Agent, JP Morgan Chase Bank as Syndication Agent, and Salomon Smith Barney Inc. and Merrill Lynch & Co., as Co-Documentation Agents (as further amended, restated, replaced, renewed, extended, consolidated, modified, supplemented, refinanced or refunded (in whole or in part), from time to time.

         7. Section 1.01 of the Agreement is hereby amended by amending the defined term "Settlement Agreement" by adding thereto the phrase ", as amended, restated, supplemented or otherwise modified from time to time" immediately after the phrase "and the Transactions" set forth on the last line thereof.

         8. Section 1.01 of the Agreement is hereby amended by amending the defined term "Master Lease" by adding thereto the phrase ", as amended, restated, supplemented or otherwise modified from time to time" immediately after the phrase "Real Property and Improvements" set forth on the last line thereof.

         9. Section 2.02(a) and Section 2.02(b) of the Agreement are each hereby amended and restated in full to read as follows:

                  "(a) Forty Four Million Eight Hundred Thousand Dollars
                       ($44,800,000) (which sum reflects the original $50,000,000 portion of the Purchase Price reduced by $5,200,000 relating to the net credits agreed to by the Parties pursuant to the Construction



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                       Agreement), in the form of a promissory note made by
                       Purchaser and WCL, as co-issuers, and guaranteed by New WCG (the "Short Term Note"). The original principal amount of the Short-Term Note shall be $44,800,000 (the "Loan"). The Short Term Note shall have the stated face amount of $74,360,295.30 (the "Stated Amount"), and reference to such amount shall include the original principal amount of $44,800,000 and all accrued but unpaid interest thereon. The calculation of the Stated Amount shall assume that all interest payable under the Short-Term Note shall accrue and be capitalized pursuant to the terms set forth below and that the original principal amount and all such accrued and capitalized interest will be paid to Seller on December 29, 2006 (the "Maturity Date"). All interest on the outstanding principal balance of the Short Term Note shall accrue at the following rates of interest during the following periods and shall be capitalized to the outstanding principal amount of the Loan at the end of such periods:
                       (i) first, at the initial rate of ten percent (10%) per annum, commencing on the Closing Date and continuing thereafter until December 31, 2003, and all such interest that accrues and remains unpaid during such period shall be capitalized as principal of the Short-Term Note on December 31, 2003; (ii) second, at the rate of twelve percent (12%) per annum, commencing on January 1, 2004 and continuing thereafter until December 31, 2004, and all such interest that accrues and remains unpaid during such period shall be capitalized as principal of the Short-Term Note on December 31, 2004; (iii) third, at the rate of fourteen percent (14%) per annum, commencing on January 1, 2005 and continuing thereafter until December 31, 2005, and all such interest that accrues and remains unpaid during such period shall be capitalized as principal of the Short-Term Note on December 31, 2005; and (iv) sixteen percent (16%) per annum, commencing on January 1, 2006 and continuing thereafter until the Maturity Date, and all such interest that accrues and remains unpaid during such period shall be payable on the Maturity Date.

                  (b) One Hundred Million Dollars ($100,000,000) in the form of a promissory note made by Purchaser and WCL, as co-issuers, and guaranteed by New WCG (the "Long Term Note") which amount may be reduced in accordance with
                       Section 2.08 and Section 7.21 hereof. The Long Term Note shall bear interest at the rate of seven percent (7%) per annum, amortized over 30 years, with the entire outstanding principal balance and accrued but unpaid interest thereon due and payable in full on the date which is seven and one half (7 1/2) years from the Closing Date."

         10. Section 2.03 of the Agreement is hereby amended by deleting the phrase "simultaneously with the satisfaction or waiver of all of the conditions set forth in Article V hereof, or at such other time and date as Seller and Purchaser shall agree" set forth therein and substituting in lieu thereof the phrase "on and as of October 15, 2002, provided that all conditions set forth in
Article V hereof are satisfied or waived".

         11. Section 2.04(f) of the Agreement is hereby amended by adding thereto the phrase "and the Termination Statements" immediately after the phrase "Initialed Title Commitment" set forth therein.

         12. Section 2.04(h) of the Agreement is hereby deleted in its entirety.

         13. Section 2.04(k) of the Agreement is hereby amended by deleting the word "and" at the end of the second line thereof.



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         14. Section 2.04(l) of the Agreement is hereby amended and restated in full to read as follows:

                  "(l) the Side Letter, duly executed by Seller; and"

         15. Section 2.04 of the Agreement is hereby amended by adding thereto a new subsection (m) to read as follows:

                  "(m) all other previously undelivered documents required by this Agreement to be delivered by Seller to Purchaser at or prior to the Closing in connection with the Transactions."

         16. Section 2.05(a) of the Agreement is hereby deleted in its entirety.

         17. Section 2.05(b) of the Agreement is hereby amended by adding thereto the phrase "Pledge Agreement," immediately before the phrase "Purchase Money Notes".

         18. Section 2.05(e) of the Agreement is hereby amended by (a) adding thereto the phrase ", the Jones Day Legal Opinion and the New WCG Legal Opinion" immediately after the phrase "Legal Opinion" and by deleting (b) the word "and" set forth therein.

         19. Section 2.05(f) of the Agreement is hereby amended and restated in full to read as follows:

                  "(f) the Side Letter, duly executed by Purchaser, WCL and New WCG; and"

         20. Section 2.05 of the Agreement is hereby amended by adding thereto a new subsection (g) to read as follows:

                  "(g) all other previously undelivered documents required by this Agreement to be delivered by Purchaser to Seller at or prior to the Closing in connection with the Transactions."

         21. Article II of the Agreement is hereby amended by adding thereto a new Section 2.07 to read as follows:

                  "2.07 Delivery of Closing Documents. The parties hereto hereby agree that all of the Building Purchase Closing Documents and the Title Instruction Letter shall be executed (as applicable) and, together with the Title Instruction Letter, shall be delivered into escrow pursuant to the terms of the Escrow Agreement; provided, however, that the Pledge Agreement, Equitable Mortgage, the Australian Legal Opinion, the Intercreditor Agreement (Pledge Agreement) and the related UCC-1 shall be executed and delivered into Escrow on or before October 23, 2002, in accordance with the terms and provisions of the Escrow Agreement. The Escrow Agreement shall direct the Escrow Agent to deliver certain of the Closing Documents and the Title Instruction Letter to the Building Purchase Escrowee to consummate the transactions contemplated by the Closing Documents if the conditions specified in the Escrow Agreement are met or waived in accordance with the terms thereof."



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

         22. Article II of the Agreement is hereby amended by adding thereto a new Section 2.08 to read as follows:

                  "2.08 True-Up.

                           (a) The parties hereto hereby agree that all
                  regularly scheduled payments due and owing by Purchaser to Seller under the Master Lease and the Aircraft Dry Leases during the Escrow Period shall be paid by Purchaser to Seller in accordance with the terms of the Master Lease and the Aircraft Dry Leases, respectively, during the Escrow Period until the Escrow Period Termination Date. Upon the occurrence of the Escrow Period Termination Date, Purchaser and Seller shall calculate the difference and associated timing (if any) of (a) the aggregate amount paid by Purchaser to Seller pursuant to and in accordance with the Master Lease and the Aircraft Dry Leases during the Escrow Period and (b) the aggregate amount that would have been paid by the Co-Makers to Seller under the Purchase Money Notes during the Escrow Period (the "Escrow Period Differential") in the same manner set forth on Schedule 2.08(a) attached hereto, and TWC, Seller, WAI or any of their respective Affiliates receiving such Escrow Period Differential shall thereafter immediately apply or cause to be applied the Escrow Period Differential first to accrued but unpaid interest of and then to outstanding principal of the Long-Term Note as specifically set forth in
                  Schedule 2.08(a).

                           (b) If the Aircraft Dry Leases are refinanced at any
                  time during the Escrow Period (the "Aircraft Refinancing"),
                  (i) TWC and Seller shall on the date of any such Aircraft Refinancing cause WAI to execute and deliver, and WCL shall execute and deliver, the Williams Aircraft Leasing Purchase Agreement and the other Williams Aircraft Leasing Transfer Documents, (ii) Purchaser and Seller shall calculate in good faith the net cash proceeds of such Aircraft Refinancing (the "Aircraft Refinancing Net Cash Proceeds"), and (iii) TWC, Seller, WAI or any of their respective Affiliates receiving such Aircraft Refinancing Net Cash Proceeds shall immediately thereafter apply or cause to be applied such Aircraft Refinancing Net Cash Proceeds pro rata to the then outstanding principal balances under the Master Lease specified on each of the three amortization schedules attached hereto as Schedule 2.08(b)-1, Schedule 2.08(b)-2 and Schedule 2.08(b)-3,
                  respectively.

                           (c) If the Aircraft Refinancing occurs during the
                  Escrow Period and an Escrow Period Termination Date occurs thereafter, TWC and Seller shall calculate in good faith the Aircraft Refinancing Net Cash Proceeds and TWC, Seller, WAI or any of their respective Affiliates receiving such Aircraft Refinancing Net Cash Proceeds shall immediately thereafter apply or cause to be applied such Aircraft Refinancing Net Cash Proceeds first to accrued but unpaid interest (if any) of and then to outstanding principal of the Long-Term Note.

                           (d) If the Aircraft Refinancing does not occur during
                  the Escrow Period and an Escrow Period Breakage Date occurs, the Master Lease, the Aircraft Dry Leases and the other existing Sale Leaseback Transaction Documents shall continue in full force and effect."



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

         23. Section 3.01 of the Agreement is hereby amended by (a) deleting the word "and" set forth at the end of the last line of subsection (j) thereof; and
(b) deleting the period in the last line of subsection (k) thereof and substituting in lieu thereof a semi-colon.

         24. Section 3.02 of the Agreement is hereby amended by (a) deleting the word "and" set forth in the last line of subsection (f) thereof; and (b) deleting the period in the last line of subsection (g) thereof and substituting in lieu thereof a semi-colon.

         25. Article III of the Agreement is hereby amended by amending and restating Section 3.05 set forth therein in full to read as follows:

                  "3.05 Survival and Continuation of Representations and Warranties During Escrow Period. The parties hereto hereby agree that all representations and warranties set forth in this Article III shall survive the Closing Date and shall in any event be true and correct on and as of the Escrow Period Termination Date."

         26. Article IV of the Agreement is hereby amended by adding a new
Section 4.13 thereto to read as follows:

                  "4.13 Survival and Continuation of Covenants During Escrow Period. The parties hereto hereby agree that the covenants specified in Section 4.01, Section 4.02, Section 4.09, Section 4.10, Section 4.11 and Section 4.12 shall survive the Closing Date and shall continue in full force and effect during the Escrow Period until the occurrence of the Escrow Period Termination Date."

         27. The caption immediately below the caption "ARTICLE V" of the Agreement is hereby amended in full to read "CONDITIONS PRECEDENT; ESCROW PERIOD DEFAULTS".

         28. Article V of the Agreement is hereby amended by adding thereto a new Section 5.03 to read as follows:

                  "5.03 Escrow Period Purchase Agreement Defaults. The parties hereto hereby agree that upon the occurrence and during the continuance of an Escrow Period Purchase Agreement Default (a) the defaulting party or parties shall upon obtaining notice of such Escrow Period Purchase Agreement Default promptly thereafter provide written notice of such Escrow Period Default to each other non-defaulting party hereto, and describe in reasonable detail therein the nature of such Escrow Period Purchase Agreement Default and the actions proposed to be undertaken by such defaulting party or parties for the prompt resolution and cure thereof; and (b) the non-defaulting party or parties' remedy or remedies for any such Escrow Period Purchase Agreement Default shall be limited solely to seeking recovery of the actual damages incurred by such non-defaulting party or parties arising in respect of such Escrow Period Purchase Agreement Default (i) first, by seeking such recovery under and pursuant to the Title Policies (if applicable) and (ii) second, by seeking such recovery thereof from the defaulting party or parties."

         29. Article V of the Agreement is hereby amended by adding thereto a new Section 5.04 to read as follows:

                  "5.04 Escrow Period Sale Leaseback Defaults. The parties hereto hereby agree that upon the occurrence and during the continuance of a Sale Leaseback Default (a) the



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

                  defaulting party or parties shall upon the occurrence and during the continuance of such Sale Leaseback Default promptly thereafter provide written notice of such Sale Leaseback Default to each other non-defaulting party hereto, and describe in reasonable detail therein the nature of such Sale Leaseback Default and the actions proposed to be undertaken by such defaulting party or parties for the prompt resolution and cure thereof within the applicable grace period provided under the Sale Leaseback Transaction Documents, if any; and (b) the non-defaulting party or parties shall, only for such Sale Leaseback Defaults as are non-material and/or non-monetary, forbear from exercising any rights or remedies available to it or them under any Sale Leaseback Transaction Document until the occurrence of the earlier of the Escrow Period Termination Date or the Escrow Period Breakage Date, provided that there shall be no termination or acceleration of the Master Lease except for a payment default or cancellation of the insurance required thereunder that in each case continues beyond one Business Day after taking into account any applicable grace period.

         30. Section 7.21 of the Agreement is hereby amended by deleting the first, second, third and fourth sentences therefrom and substituting in lieu thereof the following:

                  "The parties hereto hereby agree that (A) TWC, Seller, WAI and WAL shall have the exclusive right to dispose of or refinance the Aircraft Dry Leases on commercially reasonable terms and at market rates prior to the Closing Date and (B) if TWC, Seller, WAI and WAL shall not have disposed of or refinanced the Aircraft Dry Leases by the Closing Date, then TWC, Seller, WAI, WAL, WCL and WTC, shall each continue to be bound by the terms and provisions of each Aircraft Dry Lease (as applicable), provided that upon the occurrence of the Aircraft Refinancing, TWC and Seller shall on the date of any such Aircraft Refinancing cause WAI to execute and deliver, and WCL shall execute and deliver, the Williams Aircraft Leasing Purchase Agreement and the other Williams Aircraft Leasing Transfer Documents, and TWC and Seller shall apply the Aircraft Refinancing Net Cash Proceeds to accrued but unpaid interest on and outstanding principal of the Long-Term Note, all pursuant to and in accordance with Section 2.08 hereof."

         31. Section 7.21 of the Agreement is further amended by (a) deleting the term "Disposition" as set forth in the second sentence thereof (after giving effect to the amendments to Section 7.21 of the Agreement as specified in
Section 28 of this Amendment) and substituting in lieu thereof the phrase "Aircraft Refinancing or other disposition of the Aircraft"; and (b) deleting therefrom the last sentence thereof.

         32. Article VII of the Agreement is hereby amended by adding a new
Section 7.26 thereto to read as follows:

                  "7.26. Side Letter. The parties hereto hereby agree to execute and deliver the Side Letter on the Closing Date."

         33. The Agreement is hereby amended by adding thereto (a) a new
Schedule 2.08(a) in the form of Schedule 1 attached hereto; (b) a new Schedule 2.08(b)-1 in the form of Schedule 2 attached hereto; (c) a new Schedule 2.08(b)-2 in the form of Schedule 3 attached hereto; and (d) a new Schedule 2.08(b)-3 in the form of Schedule 4 attached hereto.

         34. Exhibit D (Permitted Exceptions) to the Agreement is hereby amended and restated in its entirety in the form of Exhibit 1 attached hereto.

         35. The Agreement is hereby amended by adding thereto (a) a new Exhibit E (Side Letter) in substantially the form of Exhibit 2 attached hereto; and (b) a new Exhibit F (Williams Aircraft Leasing Transfer Agreement) in substantially the form of Exhibit 3 attached hereto.

         36. The Agreement is hereby amended by (a) except as provided in subsection (b) of this Paragraph 34, deleting the phrase "Purchase Money Note" in each instance where it appears therein and substituting in lieu thereof in each such instance the phrase "Purchase Money Notes" and (b) deleting the phrase "Purchase Money Note" in each instance referenced in Section 7.21 of the Agreement and substituting in lieu thereof in each such instance the phrase "Long Term Note."

         37. The Agreement is hereby amended by deleting the phrase "Cash Portion of the Purchase Price" in each instance where it appears therein.

         38. Purchaser, WCL, Communications and New WCG shall each use their best efforts to ensure that any lien or security interest in the Acquired Assets granted by any of them to the Bank Agent for the benefit of the Lenders under Loan Documents shall be subject and fully subordinate to the first priority mortgage liens and security interests granted by Purchaser to Seller in certain of the Acquired Assets (except for the Excluded Property (as such term is defined in the Purchase Money Mortgage)) pursuant to the Purchase Money Mortgage (as the same may be amended, restated, supplemented or otherwise modified from time to time) and the other rights and remedies of Seller pursuant thereto. Each of New WCG, Purchaser, WCL, Communications and Seller hereby acknowledge and agree that Purchaser may execute and deliver the Second Mortgage.

         39. The parties hereto agree to execute and deliver (or to cause the execution and delivery of), on or prior to the Closing Date, each of (a) the POP Easement Agreement dated as of October 15, 2002 between Seller and Williams Field Services Company, a Delaware corporation, as "Grantors" and Purchaser, as "Grantee", in the form of Exhibit 4 attached hereto; (b) the Satellite Easement Agreement dated as of October 15, 2002 between Seller and Williams Field Services Company, as "Grantors" and Purchaser, as "Grantee", in the form of
Exhibit 5 attached hereto; and (c) the First Amendment to Agreement for the Resolution of Continuing Contract Disputes dated as of October 15, 2002, among TWC, Communications and WCL, in the form of Exhibit 6 attached hereto.

         40. The parties hereto hereby agree that Exhibit 7 attached hereto shall constitute, and shall be submitted by the parties hereto on or prior to the Closing Date as, the Company Building Purchase Closing Documents and the TWC Building Purchase Closing Documents set forth on Exhibit B to the Escrow Agreement.

         41. Seller has requested that the other parties hereto agree to waive, and the parties hereto hereby agree to waive, the requirement specified in
Section 2.04(i) of the Agreement that Seller deliver the consents specified in
Schedule 3.01(e) to the Agreement (each a "Consent" and collectively the "Consents") at Closing (such waiver being hereinafter referred to as the "Waiver"), provided that Seller shall promptly endeavor to obtain and deliver each Consent to Purchaser. The Waiver shall be specifically limited as set forth herein and shall not otherwise affect Seller's obligation to obtain and deliver each Consent to Purchaser under this Agreement. As consideration for granting the Waiver, Seller hereby agrees to indemnify, reimburse and hold harmless each of Purchaser, WCL, New WCG and Communications and each of their respective successors and assigns (hereinafter, an "Indemnitee" and collectively the "Indemnitees"), to the fullest extent permitted by applicable law, from any and all liabilities, obligations, damages, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses reasonably incurred) (collectively, the "Indemnified Liabilities") of whatsoever kind and nature imposed on or reasonably incurred by any of the Indemnitees as a result of, relating to or arising out of any actual or prospective claim, litigation or other proceeding relating to or arising out of the Waiver or Seller's failure to obtain and deliver any Consent to Purchaser, provided that no Indemnitee shall be indemnified pursuant to this Section 41 for Indemnified Liabilities to the extent caused by the gross negligence or willful misconduct of any Indemnitee (as determined by a court of competent jurisdiction in a final non-appealable decision) on or after the date hereof. The obligations of Seller under this Section 41 shall survive and remain in full force and effect until Seller has delivered each Consent specified on Schedule 3.01(e) to the Agreement to Purchaser. Seller acknowledges and agrees that upon written notice by any Indemnitee of the assertion of an Indemnified Liability, Seller shall assume full responsibility for the defense thereof. Any amount due under this Section 41 shall be payable by Seller promptly upon and in any event within thirty (30) days after receipt of written demand by any Indemnitee therefor. Each Indemnitee agrees to use its best efforts to promptly notify Seller of any actual or potential Indemnified Liability of which such Indemnitee has knowledge and to specify in reasonable detail the nature and period of existence of any such Indemnified Liability. Nothing contained in this Section 41 shall in any way affect, modify, restrict or diminish any other rights or obligations of Seller, Purchaser, WCL, New WCG or Communications contained in the Agreement, the Purchase Money Notes or the Purchase Money Mortgage.

         42. Each of WAI and New WCG (each a "New Transaction Party" and collectively the "New Transaction Parties") by executing and delivering this Amendment hereby expressly confirm that it has assumed, and agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities applicable to it under the Agreement (as amended by this Amendment) (each reference in this Section 42 to the "Agreement" shall mean the Agreement (as amended by this Amendment)). Each New Transaction Party hereby represents and warrants that (a) such New Transaction Party has the corporate power and authority to enter into the Agreement by executing and delivering this Amendment; (b) the execution, delivery and performance by such New Transaction Party of this Amendment and such New Transaction Party's entering into the Agreement have been duly authorized by its respective Board of Directors and no other corporate proceedings on its part are necessary to authorize the execution, delivery and performance of this Amendment and entering into the Agreement; and (c) this Amendment has been duly executed and delivered by such New Transaction Party and the Agreement constitutes such New Transaction Party's legal, valid and enforceable obligation, enforceable against such New Transaction Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

         43. This Amendment (and for each New Transaction Party, the Agreement (as amended by the Amendment)) shall be binding upon each party hereto and shall inure to the benefit of each party hereto and their respective successors and permitted assigns.

         44. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The delivery of an executed counterpart to this Amendment by facsimile shall be effective as delivery of a manually executed copy of this Amendment.

         45. Except as specifically amended hereby, the Agreement is in all respects confirmed, ratified and approved. All references in the Agreement to "this Agreement" shall mean and refer to the Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date and year first above written.


                                       WILLIAMS HEADQUARTERS BUILDING COMPANY


                                       By: /s/ JACK D. MCCARTHY
                                          --------------------------------------
                                          Name: Jack D. McCarthy
                                          Title: Vice-President


                                       WILLIAMS TECHNOLOGY CENTER, LLC

                                       By:  WILLIAMS COMMUNICATIONS, LLC,
                                            its sole Member


                                            By: /s/ HOWARD S. KALIKA
                                               ---------------------------------
                                               Name: Howard S. Kalika
                                               Title: Vice President and Group
                                                      Executive, Corporate
                                                      Development and Finance
                                                      and Assistant Secretary


                                       WILLIAMS COMMUNICATIONS, LLC


                                       By: /s/ HOWARD S. KALIKA
                                          --------------------------------------
                                          Name: Howard S. Kalika
                                          Title: Vice President and Group
                                                 Executive, Corporate
                                                 Development and Finance and
                                                 Assistant Secretary


                                       WILLIAMS COMMUNICATIONS GROUP, INC.


                                       By: /s/ HOWARD S. KALIKA
                                          --------------------------------------
                                          Name: Howard S. Kalika
                                          Title: Vice President and Group
                                                 Executive, Corporate
                                                 Development and Finance and
                                                 Assistant Secretary

                                       WILTEL COMMUNICATIONS GROUP, INC.


                                       By: /s/ HOWARD S. KALIKA
                                          --------------------------------------
                                          Name: Howard S. Kalika
                                          Title: Vice President and Group
                                                 Executive, Corporate
                                                 Development and Finance and
                                                 Assistant Secretary


                                       WILLIAMS AIRCRAFT LEASING, LLC


                                       By:  WILLIAMS AIRCRAFT, INC., its sole
                                            member

                                            By: /s/ JACK D. MCCARTHY
                                               ---------------------------------
                                            Name: Jack D. McCarthy
                                            Title: Vice-President


                                       WILLIAMS AIRCRAFT, INC.


                                       By: /s/ JACK D. MCCARTHY
                                          --------------------------------------
                                          Name: Jack D. McCarthy
                                          Title: Vice-President

                                   SCHEDULE 1

                                                                SCHEDULE 2.08(a)

                                 [see attached]

                                   SCHEDULE 2

                                                              SCHEDULE 2.08(b)-1

                                 [see attached]

                                   SCHEDULE 3

                                                              SCHEDULE 2.08(b)-2

                                 [see attached]

                                   SCHEDULE 4

                                                              SCHEDULE 2.08(b)-3

                                 [see attached]

                                    EXHIBIT 1

                                                                       EXHIBIT D


                              PERMITTED EXCEPTIONS

                  (a) encumbrances imposed by law for real estate taxes that are not yet due and payable, except to the extent Purchaser is obligated to pay such taxes;

                  (b) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that (i) do not secure any monetary obligations;
         (ii) do not materially detract from the value of the Real Property and Improvements; (iii) are not currently violated by the Real Property and Improvements or the use or occupancy thereof on the date hereof; and
         (iv) do not materially impair the use or occupancy of the Real Property and Improvements as used and occupied on the date hereof;

                  (c) all oil, gas and other minerals reserved or conveyed of record; and all liens and encumbrances created, caused by or otherwise resulting from any act or omission of Purchaser;

                  (d) all liens and encumbrances created, caused by or otherwise resulting from any act or omission of Purchaser; and

                  (e) the Second Mortgage;

(collectively, "Permitted Exceptions"); provided that the term "Permitted Exceptions" shall not include any encumbrance securing any debt other than the Purchase Money Mortgage, the Second Mortgage and related financing statements.

                                    EXHIBIT 2

                                                                       EXHIBIT E


                                   SIDE LETTER



                                October 15, 2002


Williams Technology Center, LLC
One Technology Center
Tulsa, OK 74103
Attn: General Counsel

Williams Communications Group, Inc.
One Technology Center
Tulsa, OK 74103
Attn: General Counsel

Williams Communications, LLC
One Technology Center
Tulsa, OK 74103
Attn: General Counsel

RE: LETTER AGREEMENT REGARDING MORTGAGE WITH POWER OF SALE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS, FINANCING STATEMENT AND FIXTURE FILING DATED AS OF OCTOBER , 2002 (THE "MORTGAGE") BY AND BETWEEN WILLIAMS TECHNOLOGY CENTER, LLC ("WTC"), AS MORTGAGOR, AND WILLIAMS HEADQUARTERS BUILDING COMPANY ("WHBC"), AS MORTGAGEE.


Gentlemen:

This letter agreement confirms our understanding and agreement with respect to certain of WHBC's rights and remedies under the Mortgage and the other Loan Documents. All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Mortgage.

WHBC hereby agrees that, notwithstanding anything to the contrary set forth in the Mortgage or any other Loan Documents, (A) WHBC shall not exercise any right to indemnification or any other rights and remedies available to it under the Mortgage or any other Loan Documents or applicable law, and (B) no Event of Default shall be deemed to have occurred, if, and only to the extent that, the event or circumstance giving rise to such right to indemnification, other rights and remedies under the Mortgage or Event of Default is caused by the breach (i.e., the event would not have occurred if WHBC had not so breached) by WHBC of any representation, warranty, covenant or other term contained in (i) that certain Agreement of Purchase and Sale and Construction Completion effective as of February 26, 2001, by and between WHBC as Seller and Williams Communications, LLC, as Purchaser (as amended, the "Construction Completion Agreement"); (ii) the Real Property Purchase and Sale Agreement dated as of

July 26, 2002, by and between WHBC as Seller, WTC as Purchaser, Williams Communications, LLC and Williams Communications Group, Inc. as Guarantors, and Williams Aircraft Leasing, LLC (as amended by the First Amendment to Real Property Purchase and Sale Agreement Dated as of October 15, 2002, collectively, the "PSA"); (iii) the Central Plant Lease Agreement between WTC as Lessor and WHBC as Lessee, dated April 23, 2001 (as amended by Amendment dated as of October 15, 2002 collectively, the "Central Plant Lease"); or (iv) the Management Services Agreement by and between WTC as Owner and WHBC as Manager, dated effective as of April 23, 2001 (as amended by First Amendment dated effective September 13, 2001 and by Second Amendment dated as of October 15, 2002, collectively, the "MSA"); provided that such representation, warranty, covenant or other term is in effect under the terms of the Construction Completion Agreement, the PSA, the Central Plant Lease or the MSA, as applicable, at the time when WHBC would otherwise be entitled to seek such indemnification or exercise its rights and remedies under the Mortgage.

This letter agreement is solely for the benefit of WTC and all Guarantors of its obligations under the Mortgage, shall not be assignable to or inure to the benefit of any third party assignee-successors of WTC in and to the Mortgage and shall not bind or be to the detriment of any third party assignee-successors of WHBC in and to the Mortgage. This letter agreement shall be governed by and construed under the laws of the State of Oklahoma.


                           WILLIAMS HEADQUARTERS BUILDING COMPANY


                           By:
                              -----------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                    EXHIBIT 3

                                                                       EXHIBIT F


                  WILLIAMS AIRCRAFT LEASING TRANSFER AGREEMENT

                                 [see attached]

                                    EXHIBIT 4



                             POP EASEMENT AGREEMENT

                                 [see attached]

                                    EXHIBIT 5



                          SATELLITE EASEMENT AGREEMENT

                                 [see attached]

                                    EXHIBIT 6



                               FIRST AMENDMENT TO

          AGREEMENT FOR THE RESOLUTION OF CONTINUING CONTRACT DISPUTES

                                 [see attached]

                                    EXHIBIT 7

                                                                      SCHEDULE B


                                                                                     ORDER OF               NO. OF          NO. OF
                                         DOCUMENT(1)                                RECORDING*             ORIGINALS        COPIES
                                         -----------                                ----------             ---------        ------
                                            TWC BUILDING PURCHASE CLOSING DOCUMENTS

1. Title Instruction Letter to Lawyers Title Insurance Company (escrow instructions)

2.         Special Warranty Deed by Williams Headquarters Building Company, as         First
           Grantor

3.         Special Warranty Bill of Sale and Assignment by Williams
           Headquarters Building Company

4.         Secretary's Certificate of Williams Headquarters Building Company

5.         Indemnity Bond - The Williams Companies, Inc.

6.         Non-Foreign Entity Certification

7.         Oklahoma Sales Tax Affidavit Regarding Personal Property

8.         Gap Indemnity given by Williams Headquarters Building Company to
           Lawyers Title Insurance Corporation

9.         Owner's and Contractors Affidavit and Agreement of Williams
           Headquarters Building Company

10.        Affidavit and Agreement by Williams Headquarters Building Company

11.        Non-Imputation Affidavit by Williams Headquarters Building Company

12.        Non-Imputation Affidavit by TWC

13.        ALTA Survey

14. UCC Financing Statement Amendments to be filed in connection with termination of Williams Headquarters Building Company liens created under Master Lease (3 documents)


----------

         (1) All capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Real Property Purchase and Sale Agreement dated as of July 26, 2002, among Williams Headquarters Building Company, a Delaware corporation ("WHBC"), as "Seller", Williams Technology Center, LLC, a Delaware limited liability Company ("WTC"), as "Purchaser", Williams Communications, LLC, a Delaware limited liability company ("WCL"), Williams Communications Group, Inc. ("Communications") and Williams Aircraft Leasing, LLC, a Delaware limited liability company ("WAL"), as amended by the First Amendment to Real Property Purchase and Sale Agreement dated as of October 15, 2002, among TWC, WHBC, WTC, WCL, Communications, WilTel Communications Group, Inc., a Nevada corporation ("New WCG"), WAL and Williams Aircraft, Inc., a Delaware corporation (the "Purchase Agreement Amendment").

         * To be filed in the Office of the County Clerk, Tulsa County, Oklahoma

                                                                                       ORDER OF               NO. OF          NO. OF
                                          DOCUMENT                                     RECORDING             ORIGINALS        COPIES
                                          --------                                     ---------             ---------        ------
15.        Oklahoma Documentary Tax Affidavit by Williams Headquarters Building
           Company

16.        Joint Letter requesting title insurance of $175,000,000

17.        Mortgage Tax Affidavit - Williams Headquarters Building Company
           (First Mortgage)

18.        Side Letter Agreement

                                          COMPANY BUILDING PURCHASE CLOSING DOCUMENTS

19. Short Term Note in the original principal amount of $44,800,000 and having a stated face amount of $74,360,295.30

20.        Long Term Note in the original principal amount of $100,000,000

21.        Mortgage with Power of Sale, Security Agreement, Assignment of                Second
           Leases, Rents and Profits, Financing Statement and Fixture Filing
           made by Williams Technology Center, LLC in favor of Williams
           Headquarters Building Company

22.        UCC-1 Financing Statement naming CG Austria as debtor and Williams
           Headquarters Building Company as secured party, to be filed in Delaware in connection with the Pledge Agreement)

23. UCC-1 Financing Statement naming Williams Technology Center, LLC as debtor and Williams Headquarters Building Company as secured party, to be filed in Delaware in connection with Purchase Money Mortgage

24.        Second Mortgage Assignment of Leases and Rents, Security Agreement,           Third
           Financing Statement and Fixture Filing

25.        UCC-1 Financing Statement naming Williams Technology Center, LLC as           Fourth
           debtor and Bank of America, N.A. as secured party, to be filed in
           Oklahoma as a "fixture filing" in connection with the Second Mortgage

26.        Pledge Agreement made by CG Austria, Inc. in favor of Williams
           Headquarters Building Company

27.        First Equitable Mortgage of Shares, made by CG Austria in favor of
           Bank of America, N.A. as Administrative Agent*

28.        Second Equitable Mortgage of Shares, made by CG Austria in favor of
           Williams Headquarters Building Company*

29.        Opinion of Australian Counsel (re: Second Equitable Mortgage of
           Shares)*

30.        Intercreditor and Subordination Agreement between Williams
           Headquarters Building Company and Bank of America, N.A. as
           Administrative Agent (PowerTel Collateral)

                                                                                     ORDER OF             NO. OF           NO. OF
                                          DOCUMENT                                   RECORDING            ORIGINALS        COPIES
                                          --------                                   ---------            ---------        ------
31.        Intercreditor and Subordination Agreement between Williams
           Headquarters Building Company and Bank of America, N.A., as
           Administrative Agent (Mortgaged Property)

32.        Mortgage Tax Affidavit by Williams Technology Center, LLC (Second
           Mortgage)

           Secretary's Certificate of:

33.               WTC

34.               WCL

35.               Old WCG

36.               New WCG

37.               CG Austria

38.               Williams Aircraft

39.        Legal Opinion of Jones, Day, Reavis & Pogue

40.        Legal Opinion of Gable Gotwals (Re: First Mortgage)

41.        Legal Opinion of Gable Gotwals (Re: Second Mortgage)

42.        Legal Opinion of Jones Vargas (Nevada local counsel) (Re: New WCG)

43.        Membership Interest Purchase Agreement (Williams Aircraft)

44.        Gap Indemnity given by Williams Technology Center, LLC to Lawyers
           Title Insurance Corporation

45.        Affidavit and Agreement by Williams Technology Center, LLC

46.        Purchaser's Affidavit and Agreement by purchaser Williams Technology
           Center, LLC

47.        Letter of Commonwealth Land Title regarding Reinsurance

----------

* To be delivered to the Escrow Agent on or prior to 5 p.m. EST on October 22, 2002, in accordance with the terms of Amendment No. 9 to the WCL Amended and Restated Credit Agreement dated as of September 8, 1999 and the First Amendment to Real Property Purchase and Sale Agreement dated as of October 15, 2002, among TWC, WHBC, WTC, WCL, Communications, WilTel Communications Group, Inc., WAL and Williams Aircraft, Inc.